UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MORTGAGE-BACKED SECURITIES - 33.5%
FHLMC - 5.8%
Federal Home Loan Mortgage Corp. (FHLMC)	5.694%	2/1/37	12,503	$13,315	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.854%	4/1/37	62,551	66,898	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.763%	5/1/37	29,041	30,990	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.866%	5/1/37	35,156	37,426	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.566%	1/1/38	85,079	91,111	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	155,378	168,668
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	264,841	291,486
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/13/41	100,000	102,687	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	170,936	185,774
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	10/13/41	200,000	216,313	(b)

Total FHLMC				1,204,668

FNMA - 22.1%
Federal National Mortgage Association (FNMA)	3.500%	10/18/26-10/13/41	600,000	624,953	(b)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,838	2,158
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	5,471	6,405
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-7/1/41	619,333	674,068
Federal National Mortgage Association (FNMA)	6.500%	6/1/37-9/30/41	226,728	253,300
Federal National Mortgage Association (FNMA)	6.500%	10/1/41	100,000	112,000	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/13/41	1,100,000	1,153,281	(b)
Federal National Mortgage Association (FNMA)	4.500%	10/13/41	700,000	742,766	(b)
Federal National Mortgage Association (FNMA)	6.000%	10/13/41	900,000	987,328	(b)

Total FNMA				4,556,259

GNMA - 5.6%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	32,434	36,782
Government National Mortgage Association (GNMA)	5.000%	8/20/40	36,039	39,648
Government National Mortgage Association (GNMA)	4.500%	1/20/41-3/20/41	387,831	421,171
Government National Mortgage Association (GNMA)	4.000%	10/20/41	200,000	213,938	(b)
Government National Mortgage Association (GNMA)	4.500%	10/20/41	100,000	108,672	(b)
Government National Mortgage Association (GNMA)	5.000%	10/20/41	300,000	329,547	(b)

Total GNMA				1,149,758

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $6,851,346)				6,910,685

ASSET-BACKED SECURITIES - 3.9%
Accredited Mortgage Loan Trust, 2005-3 A1	0.475%	9/25/35	23,140	20,660	(a)
ACE Securities Corp., 2006-SL2 A	0.575%	1/25/36	173,397	11,483	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.035%	8/25/32	12,298	5,115	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.485%	6/25/34	33,980	9,517	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.529%	12/15/33	134,560	87,128	(a)(d)
Education Funding Capital Trust, 2003-3 A7	1.753%	12/15/42	50,000	45,000	(a)(c)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	11,970	12,576
Greenpoint Manufactured Housing, 1999-2 A2	3.099%	3/18/29	25,000	20,000	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	25,000	20,000	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.731%	2/20/30	25,000	20,000	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.706%	2/20/32	25,000	16,411	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.687%	3/13/32	25,000	15,945	(a)
GSAMP Trust, 2006-S2 A2	0.335%	1/25/36	69,847	6,756	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.405%	4/25/36	92,927	25,005	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Keycorp Student Loan Trust, 2002-A 1A2	0.509%	8/27/31	49,209	$45,159	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.513%	10/25/32	66,368	61,961	(a)
Lehman XS Trust, 2006-14N 1A1B	0.445%	9/25/46	186,208	78,213	(a)
Mid-State Trust, 6 A1	7.340%	7/1/35	13,024	13,417
Northstar Education Finance Inc., 2005-1 B	1.073%	10/30/45	100,000	61,800	(a)
Northstar Education Finance Inc., 2007-1 A6	1.033%	1/29/46	50,000	40,000	(a)(c)
Northstar Education Finance Inc., 2007-1 A7	1.604%	1/29/46	50,000	40,500	(a)(c)
Origen Manufactured Housing, 2006-A A2	3.708%	10/15/37	75,000	47,250	(a)
SACO I Trust, 2006-4 A1	0.575%	3/25/36	72,700	24,280	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(d)(e)(f)(g)
SLM Student Loan Trust, 2003-04 A5E	1.097%	3/15/33	75,177	72,170	(a)(c)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,344,683)				800,346

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.2%
Banc of America Mortgage Securities, 2005-H 2A1	2.764%	9/25/35	98,469	79,370	(a)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.246%	12/25/34	24,229	22,161	(a)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	45,000	47,471	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.461%	7/20/35	134,812	85,361	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.505%	1/25/36	140,346	89,059	(a)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	76,929	47,358
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.535%	5/25/35	105,413	67,687	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.595%	2/15/39	130,000	139,565	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.829%	8/25/35	30,223	19,894	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.440%	3/19/45	96,334	63,486	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.162%	3/19/46	140,246	70,841	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	40,000	42,548
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.411%	4/25/20	167,853	12,681	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.841%	6/25/20	218,071	22,151	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.684%	8/25/20	99,159	9,217	(a)
Federal National Mortgage Association (FNMA)	6.500%	9/30/41	100,000	113,750
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.337%	10/25/41	100,000	17,750	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	41,606	6,562
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	89,957	13,963
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.455%	4/25/21	269,801	23,300	(a)(c)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	199,400	21,513	(a)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.156%	5/17/32	403,225	7,558	(a)
Government National Mortgage Association (GNMA), 2005-28 S, IO	5.970%	3/20/35	244,397	28,697	(a)
Government National Mortgage Association (GNMA), 2005-28 SA, IO	5.970%	3/20/35	206,335	24,228	(a)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.320%	11/20/38	135,835	20,442	(a)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.320%	11/20/38	100,000	14,540	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.270%	5/20/40	85,836	$14,076	(a)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.350%	6/20/40	91,779	16,267	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.420%	1/20/40	92,549	14,992	(a)
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.820%	11/20/40	155,819	25,556	(a)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.950%	9/20/40	93,155	13,409	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.701%	1/20/61	97,148	96,468	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.651%	2/20/61	98,968	98,156	(a)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.074%	7/10/38	50,000	54,020	(a)
GS Mortgage Securities Corp. II, 2011-GC5 X4	1.952%	8/10/44	100,000	9,022	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.838%	10/25/35	80,101	56,302	(a)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.630%	11/19/34	98,819	63,867	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.580%	1/19/35	111,943	63,713	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.649%	3/25/35	61,814	46,803	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	170,000	176,232
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.171%	8/15/46	10,000	10,100	(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	57,174	55,677
Merit Securities Corp., 11PA B2	1.737%	9/28/32	18,795	18,331	(a)(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.166%	8/12/49	120,000	126,647	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.660%	3/25/36	196,648	101,670	(a)
Sequoia Mortgage Trust, 2003-2 A2	1.115%	6/20/33	98,502	78,351	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.555%	10/25/35	116,121	69,989	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.583%	8/25/35	12,345	9,506	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.445%	5/25/46	111,334	55,362	(a)
Structured Asset Securities Corp., 2005-GEL2 A	0.515%	4/25/35	53,785	47,591	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.162%	3/20/47	76,729	5,620	(a)(c)(d)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.505%	12/25/45	159,047	122,857	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.773%	9/25/36	87,722	62,147	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.052%	7/25/47	254,857	75,312	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.745%	4/25/36	22,887	18,972	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,608,577)				2,718,168

CORPORATE BONDS & NOTES - 32.3%
CONSUMER DISCRETIONARY - 2.8%
Automobiles - 0.6%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	113,820

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	14,062

Hotels, Restaurants & Leisure - 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	9,450	(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	25,000	3	(c)(e)(g)

Total Hotels, Restaurants & Leisure				9,453

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	$38,900	(d)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,140
Comcast Corp., Notes	6.500%	1/15/15	50,000	57,029
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	20,000	20,400
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,081
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	20,600
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,066
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	20,000	25,566
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	100,324
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	9,978
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	11,476
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	30,848
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	37,551
United Business Media Ltd., Notes	5.750%	11/3/20	20,000	21,408	(d)

Total Media				440,367

TOTAL CONSUMER DISCRETIONARY				577,702

CONSUMER STAPLES - 1.4%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	35,012
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	22,920
Diageo Finance BV	3.250%	1/15/15	30,000	31,424

Total Beverages				89,356

Food & Staples Retailing - 0.4%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	20,000	24,364
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	45,986	51,812

Total Food & Staples Retailing				76,176

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	60,000	68,019

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	22,822
Reynolds American Inc., Senior Notes	7.250%	6/1/12	30,000	31,190

Total Tobacco				54,012

TOTAL CONSUMER STAPLES				287,563

ENERGY - 5.1%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	30,000	30,296	(d)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	25,000	25,125

Total Energy Equipment & Services				55,421

Oil, Gas & Consumable Fuels - 4.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	71,248
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	22,465
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	44,800
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	19,100	(d)
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	10,000	10,094
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	53,864
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000	20,700
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	24,750
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	10,890
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	35,000	46,725
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,150
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	46,289
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	46,000	48,537
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	30,000	36,189
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	80,000	80,314
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	30,000	31,683
Hess Corp., Notes	8.125%	2/15/19	10,000	12,908

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Hess Corp., Notes	7.875%	10/1/29	10,000	$13,493
Hess Corp., Notes	7.300%	8/15/31	30,000	38,466
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,337
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	20,038
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	21,125
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	27,063
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	21,900
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	12,576
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	50,000	51,050
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	21,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,110
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	45,001
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,701
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	36,000	42,230
Williams Cos. Inc., Notes	7.875%	9/1/21	11,000	13,064

Total Oil, Gas & Consumable Fuels				990,610

TOTAL ENERGY				1,046,031

FINANCIALS - 15.7%
Capital Markets - 3.0%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	30,000	23,700	(a)(h)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,141
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	10,000	10,311
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,395
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	22,350
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	90,000	89,527
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	9,884
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	48,781
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	122,500	(d)(e)(g)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	30,000	18	(a)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	240,000	360	(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	10,017
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	218,699
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	42,385

Total Capital Markets				619,068

Commercial Banks - 2.5%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,182	(d)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	10,000	10,400	(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	25,500	(d)(e)(g)(i)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	40,000	39,505
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	60,000	56,150	(a)(d)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	10,000	9,566
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	40,000	37,272
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	20,000	18,595
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	20,000	18,826
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	199,462
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	20,835
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	39,178

Total Commercial Banks				506,471

Consumer Finance - 1.0%
Ally Financial Inc., Notes	1.750%	10/30/12	50,000	50,790
American Express Co., Subordinated Debentures	6.800%	9/1/66	50,000	48,625	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,662
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	50,000	49,225	(d)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	20,000	19,312

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - continued
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	20,000	$15,971

Total Consumer Finance				205,585

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	5.000%	5/13/21	40,000	35,752
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	173,950
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	22,736
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	21,018
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	265,894
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	110,000	126,669
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	103,675	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	20,100	(d)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	70,525	(d)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	50,000	51,136
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	94,848
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	52,812
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	54,736
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	10,000	9,337

Total Diversified Financial Services				1,103,188

Insurance - 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	9,933
American International Group Inc., Senior Notes	6.400%	12/15/20	60,000	61,233
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	240,675
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	80,590
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	36,891	(d)

Total Insurance				429,322

Thrifts & Mortgage Finance - 1.8%
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	380,000	380,168

TOTAL FINANCIALS				3,243,802

HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	22,687

Health Care Providers & Services - 0.7%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	59,780
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	5,000	3,825
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	21,250
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	23,765
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,722
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	20,156

Total Health Care Providers & Services				153,498

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,402

Pharmaceuticals - 0.3%
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,652
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,473	(d)

Total Pharmaceuticals				62,125

TOTAL HEALTH CARE				248,712

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	24,329
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	11,430
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	9,978

Total Aerospace & Defense				45,737

Airlines - 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	98,324	99,062

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - continued
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	17,787	$19,476

Total Airlines				118,538

Commercial Services & Supplies - 0.1%
Waste Management Inc.	7.375%	5/15/29	10,000	12,725

Machinery - 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	20,000	21,614

Road & Rail - 0.1%
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	18,000	19,575

TOTAL INDUSTRIALS				218,189

MATERIALS - 1.2%
Chemicals - 0.1%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,234

Metals & Mining - 1.1%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	41,098
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	30,000	32,210
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	9,850
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	12,016
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,242
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	50,000	49,261
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	19,962
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	14,812
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	32,433

Total Metals & Mining				231,884

TOTAL MATERIALS				243,118

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.1%
AT&T Inc., Global Notes	5.500%	2/1/18	50,000	57,792
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	11,884
AT&T Inc., Senior Notes	3.875%	8/15/21	10,000	10,308
AT&T Inc., Senior Notes	5.550%	8/15/41	30,000	32,420
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	110,214
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	5,000	4,900
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	18,500	(d)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	20,000	19,661
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	10,000	9,513
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	135,000	143,084
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	20,000	20,584

Total Diversified Telecommunication Services				438,860

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	22,405
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,144
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	26,213

Total Wireless Telecommunication Services				60,762

TOTAL TELECOMMUNICATION SERVICES				499,622

UTILITIES - 1.4%
Electric Utilities - 1.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	4,000	4,198
Exelon Corp., Bonds	5.625%	6/15/35	75,000	78,520
FirstEnergy Corp., Notes	7.375%	11/15/31	85,000	105,134
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	20,000	23,949

Total Electric Utilities				211,801

Independent Power Producers & Energy Traders - 0.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	15,450	(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	9,600	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000		$61,740

Total Independent Power Producers & Energy Traders					86,790

TOTAL UTILITIES					298,591

TOTAL CORPORATE BONDS & NOTES (Cost - $7,319,526)					6,663,330

MUNICIPAL BONDS - 0.8%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	20,000		23,802
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	20,000		25,980
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	20,000		23,932

Total California					73,714

Georgia - 0.2%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000		21,391
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000		10,572

Total Georgia					31,963

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	20,000		21,548
Illinois State, GO	5.877%	3/1/19	20,000		21,367

Total Illinois					42,915

New York - 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	10,000		10,192

TOTAL MUNICIPAL BONDS (Cost - $141,236)					158,784

SOVEREIGN BONDS - 2.5%
Mexico - 1.1%
Mexican Bonos, Bonds	8.000%	6/11/20	620,000	MXN	49,726
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		59,537
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		111,900

Total Mexico					221,163

Russia - 0.4%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	65,000		88,332	(d)

Supranational - 1.0%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	210,000		215,739

TOTAL SOVEREIGN BONDS (Cost - $499,490)					525,234

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.7%
U.S. Government Agencies - 2.3%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		21,294
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		51,822
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,412
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		38,092
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		71,110
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		140,047
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		25,721
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		56,404
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		48,706

Total U.S. Government Agencies					473,608

U.S. Government Obligations - 10.4%
U.S. Treasury Bonds	4.375%	11/15/39	30,000		38,573

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - continued
U.S. Treasury Bonds	3.875%	8/15/40	290,000	$344,602
U.S. Treasury Bonds	4.750%	2/15/41	350,000	478,297
U.S. Treasury Bonds	4.375%	5/15/41	205,000	264,867
U.S. Treasury Bonds	3.750%	8/15/41	110,000	128,081
U.S. Treasury Notes	1.875%	2/28/14	30,000	31,083
U.S. Treasury Notes	1.000%	9/30/16	40,000	40,066
U.S. Treasury Notes	2.250%	7/31/18	480,000	506,625
U.S. Treasury Notes	1.375%	9/30/18	120,000	119,438
U.S. Treasury Notes	2.625%	11/15/20	10,000	10,695
U.S. Treasury Notes	3.125%	5/15/21	80,000	88,806
U.S. Treasury Notes	2.125%	8/15/21	10,000	10,178
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/41	190,000	77,300

Total U.S. Government Obligations				2,138,611

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,266,122)				2,612,219

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.7%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	94,712	121,713
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	10,317	13,198

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $114,802)				134,911

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $897)			29	579	*

PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		950	23,845	(a)
Citigroup Capital XIII	7.875%		950	25,090	(a)

Total Diversified Financial Services				48,935

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	0.000%		150	431	*(a)

TOTAL PREFERRED STOCKS (Cost - $56,017)				49,366

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $99.00		12/21/11	$140,000	595
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $99.00		12/21/11	100,000	425
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.16 Index, Call @ $93.00		12/21/11	240,000	5,633

TOTAL PURCHASED OPTIONS (Cost - $11,276)				6,653

			WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	12,712

SemGroup Corp.		11/30/14	31	127	*(e)

TOTAL WARRANTS (Cost - $0)				12,839

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $22,213,972)				20,593,114

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 18.2%
U.S. Government Agencies - 18.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	12/1/11	90,000	$89,966	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	1/10/12	75,000	74,998	(j)(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	1,000,000	999,963	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/1/12	460,000	459,984	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	900,000	899,852	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	1,230,000	1,229,255	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,753,246)				3,754,018

TOTAL INVESTMENTS - 118.1% (Cost - $25,967,218#)				24,347,132
Liabilities in Excess of Other Assets - (18.1)%				(3,739,192)

TOTAL NET ASSETS - 100.0%				$20,607,940

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	The coupon payment on these securities is currently in default as of September 30, 2011.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The maturity principal is currently in default as of September 30, 2011.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Bonds Futures, Call	11/25/11	$142.00	3	$10,969
U.S. Treasury 30-Year Bonds Futures, Put	11/25/11	128.00	3	656

			NOTIONAL AMOUNT
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Put	12/21/11	94.00	$140,000	8,335
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Put	12/21/11	94.00	100,000	5,953
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.16 Index, Put	12/21/11	88.00	240,000	7,984

TOTAL WRITTEN OPTIONS (Premiums received - $21,786)				$33,897

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$6,798,685	$112,000	$6,910,685
Asset-backed securities	—	674,846	125,500	800,346
Collateralized mortgage obligations	—	2,693,426	24,742	2,718,168
Corporate bonds & notes	—	6,663,327	3	6,663,330
Municipal bonds	—	158,784	—	158,784
Sovereign bonds	—	525,234	—	525,234
U.S. government & agency obligations	—	2,612,219	—	2,612,219
U.S. Teasury inflation protected securities	—	134,911	—	134,911
Common stocks	$579	—	—	579
Preferred stocks	48,935	431	—	49,366
Purchased options	—	6,653	—	6,653
Warrants	—	12,839	—	12,839

Total long-term investments	$49,514	$20,281,355	$262,245	$20,593,114

Short-term investments†	—	3,754,018	—	3,754,018

Total investments	$49,514	$24,035,373	$262,245	$24,347,132

Other financial instruments:
Futures contracts	$737	—	—	$737
Credit default swaps on credit indices - buy protection‡	—	$27,158	—	27,158

Total other financial instruments	$737	$27,158	—	$27,895

Total	$50,251	$24,062,531	$262,245	$24,375,027

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$11,625	$22,272	—	$33,897
Futures contracts	16,454	—	—	16,454
Forward foreign currency contracts	—	10,019	—	10,019
Interest rate swaps‡	—	9,591	—	9,591
Credit default swaps on credit indices - sell protection‡	—	5,673	—	5,673
Total return swaps‡	—	3,295	—	3,295

Total	$28,079	$50,850	—	$78,929

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	TOTAL
Balance as of December 31, 2010	—	$83,150 †	$28,852	$0 *	$112,002
Accrued premiums/discounts	—	401	426	—	827
Realized gain (loss)(1)	—	774	(162,282)	(194,966)	(356,474)
Change in unrealized appreciation (depreciation)(2)	—	(3,450)	173,834	195,000	365,384
Net purchases (sales)	$112,000	(375)	(16,088)	(34)	95,503
Transfers into Level 3	—	45,000	—	3	45,003

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	TOTAL
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2011	$112,000	$125,500	$24,742	$3	$262,245

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	—	$(3,450)	$173,834	—	$170,384

†	Prior year information reflects the current period classifications.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures Contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences

Notes to Schedule of Investments (unaudited) (continued)

greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts, if any, are identified in the Schedule of Investments.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2011, the Portfolio held written options, forward foreign currency contracts, interest rate swaps, credit default swaps and total return swaps with credit related contingent features which had a liability position of $62,475. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$936,848
Gross unrealized depreciation	(2,556,934)

Net unrealized depreciation	$(1,620,086)

At September 30, 2011, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	12	12/11	$1,470,766	$1,469,813	$(953)

Contracts to Sell:
U.S. Treasury 2-Year Notes	4	12/11	881,550	880,813	737
U.S. Treasury 10-Year Notes	3	12/11	387,553	390,282	(2,729)
U.S. Treasury 30-Year Bonds	2	12/11	272,478	285,250	(12,772)

					(14,764)

Net unrealized loss on open futures contracts					$(15,717)

During the period ended September 30, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	480,081	$52,942
Options closed	(75)	(31,156)
Options expired	—	—

Written options, outstanding as of September 30, 2011	480,006	$21,786

At September 30, 2011, the Portfolio held TBA securities with a total cost of $4,482,874.

At September 30, 2011, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$186,849	11/16/11	$(10,019)

At September 30, 2011, the Portfolio held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Securities Inc.	$170,000	2/15/41	zero coupon	3-Month LIBOR	$(984)	$(8,607)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (CMBX NA AM 1)	$11,000	10/12/52	0.500% monthly	$(1,782)	$(1,017)	$(765)
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(1,620)	(922)	(698)
Goldman Sachs Group, Inc. (CMBX 3 2007-1 AAA)	17,000	12/13/49	0.080% monthly	(2,271)	(2,014)	(257)

Total	$38,000			$(5,673)	$(3,953)	$(1,720)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse (CMBX 1 2006-1 AAA)	$28,000	10/12/52	0.100% monthly	$1,955	$1,132	$823
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	24,000	10/12/52	0.100% monthly	1,676	986	690
Credit Suisse (Markit CDX. NA. HY.16)	240,000	6/20/16	5.000% quarterly	21,614	16,938	4,676
Citigroup Global Markets Inc. (CMBX 4 2007-2 AAA)	14,000	2/17/51	0.350% monthly	1,913	1,675	238

Total	$306,000			$27,158	$20,731	$6,427

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc.	$36,289	1/12/39	1-Month LIBOR	IOS.FN30.600.08	$63	$(670)
Goldman Sachs Group Inc.	72,579	1/12/39	1-Month LIBOR	IOS.FN30.600.08	(11)	(1,202)
Goldman Sachs Group Inc.	79,007	1/12/39	1-Month LIBOR	IOS.FN30.550.08	(75)	(1,400)

Total	$187,875				$(23)	$(3,272)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Purchased	Written	Forward Foreign Currency Contracts	Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Options, at value	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$737	$(16,454)		$(11,625)	—	$(12,886)	$(40,228)
Foreign Exchange Contracts	—	—	—	—	$(10,019)	—	(10,019)
Credit Contracts	—	—	$6,653	(22,272)	—	21,485	5,866

Total	$737	$(16,454)	$6,653	$(33,897)	$(10,019)	$8,599	$(44,381)

During the period ended September 30, 2011, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$1,851
Written options	6,508
Forward foreign currency contracts (to buy)	463,278
Forward foreign currency contracts (to sell)†	734,148
Futures contracts (to buy)	4,695,004
Futures contracts (to sell)	3,598,091

Average notional balance
Interest rate swap contracts	$685,000
Credit default swap contracts (to buy protection)	341,400
Credit default swap contracts (to sell protection)	65,143
Total return swap contracts	247,350

†	At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	November 28, 2011